UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2017

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENTS, L.P.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-12762	62-1543819
TENNESSEE	333-190028-01	62-1543816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 16, 2017, the Registrant appointed Clay Holder, Chief Accounting Officer, as its principal accounting officer. Mr. Holder, age 40, was hired on June 30, 2017.

Immediately prior to joining the Registrant, Mr. Holder served as the Director of Strategic Planning and Business Development for AutoZone, Inc., a position to which he was promoted in 2013 after serving as the Director of Finance for AutoZone, Inc. from 2009. Prior to joining AutoZone, Inc., Mr. Holder spent nine years in public accounting between Deloitte & Touche LLP and Arthur Andersen LLP in various roles rising from Staff Accountant to Senior Manager. Mr. Holder holds a Bachelors of Accountancy and a Master of Professional Accountancy from Mississippi State University and is a licensed Certified Public Accountant (inactive) in the state of Tennessee.

There are no arrangements or understandings between Mr. Holder and any person pursuant to which Mr. Holder was selected as the principal accounting officer, and there are no actual or proposed transactions between Mr. Holder or any member of his immediate family and the Registrant or any of its subsidiaries that would require disclosure under Item 404(a) of Regulation S-K (17 CFR 229.404(a)).

There are no family relationships between Mr. Holder and any of the Registrant’s executive officers or members of the Registrant’s Board of Directors.

There is no material plan, contract or arrangement to which Mr. Holder is a party or in which he will participate in connection with his appointment as principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: August 16, 2017	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc.

Date: August 16, 2017	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer